                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 1)

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X]  Preliminary Proxy Statement
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
     [ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(c)(2))

                       QUEST FOR VALUE ACCUMULATION TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              ILANA R. MARCUS, ESQ.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

     [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
          6(j)(2) or Item 22(a)(2) of Schedule 14A.
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14-a6(i)(3).
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
          11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

          ---------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------

     [X]  Fee paid previously with preliminary materials.

----------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          --------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          --------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------

     (4)  Date Filed:

          ---------------------------------------------------

                       QUEST FOR VALUE ACCUMULATION TRUST
                               ------------------

     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 15, 1996
                             ---------------------

TO THE SHAREHOLDERS:

    Notice is hereby given that a special meeting of shareholders (the "Meeting") of QUEST FOR VALUE ACCUMULATION TRUST (the "Trust"), will be held at One World Financial Center, New York, N.Y. 10281, on the 40th Floor, on April 15, 1996 at 10:00 a.m., New York time, for the following purposes:

 1. To approve or disapprove an amendment to the investment advisory agreement between the Trust and OpCap Advisors, formerly named Quest for Value Advisors, for the Equity, Small Cap, Managed and Global Equity Portfolios, resulting in an increase in the management fees for these Portfolios; and

 2. To act upon such other matters as properly may come before the Meeting or any adjournment or adjournments thereof.

    The close of business of February 16, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED VOTING INSTRUCTION CARD. If you are present at the Meeting you may change your vote, if desired, at that time.

                               BY ORDER OF THE BOARD OF TRUSTEES,
                               ILANA R. MARCUS
                               ASSISTANT SECRETARY
February 26, 1996

                             YOUR VOTE IS IMPORTANT

              PLEASE RETURN YOUR VOTING INSTRUCTION FORM PROMPTLY

    Contractholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed voting instruction form for each of the Equity, Small Cap, Managed and Global Equity Portfolios of the Trust in which they own shares and to date, sign and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense to the Trust, we ask for your cooperation in mailing in your voting instruction form no matter how large or small your holding may be.

                    PLEASE RESPOND -- YOUR VOTE IS IMPORTANT

                       QUEST FOR VALUE ACCUMULATION TRUST

                               OPPENHEIMER TOWER
                           ONE WORLD FINANCIAL CENTER
                            NEW YORK, NEW YORK 10281
                            ------------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 15, 1996
                             ---------------------

GENERAL

    This Proxy Statement is furnished to the shareholders of Quest for Value Accumulation Trust, a Massachusetts business trust (the "Trust") in connection with the solicitation by management of proxies to be used at a special meeting (the "Meeting") of shareholders to be held on April 15, 1996, or any adjournment or adjournments thereof. The Notice of Meeting, Proxy Statement and Voting Instruction Form will first be mailed on or about February 26, 1996.

    Shares of beneficial interest ("Shares") of the Trust are presently sold to life insurance companies ("Life Companies") for allocation to variable accounts established by those Life Companies (collectively, the "Variable Accounts") to provide benefits to contractholders ("Contractholders") of variable annuity contracts and variable life insurance policies (collectively, "Contracts") issued by those Life Companies. Instructions of Contractholders are being solicited for the approval or disapproval of an amendment to the investment advisory agreement for the Equity, Small Cap, Managed and Global Equity Portfolios of the Trust.

    The Trust consists of seven portfolios (the "Portfolios"), each of which is a separate series of shares of beneficial interest: the Equity Portfolio, Small Cap Portfolio, Managed Portfolio, Global Equity Portfolio, U.S. Government Income Portfolio, Bond Portfolio and Money Market Portfolio. Shares of the Equity, Small Cap, Managed and Global Equity Portfolios will be voted separately, with each Portfolio voting as a single class on the proposal. Each full share of the Equity,

Small Cap, Managed and Global Equity Portfolios outstanding is entitled to one vote and each fractional share of those Portfolios outstanding is entitled to a proportionate fractional share of one vote for such purposes. Voting instructions with respect to the proposal are not being requested with respect to the U.S. Government Income, Bond and Money Market Portfolios.

    In order that you may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the enclosed voting instruction form, to date and sign the form, and to mail the form promptly in the enclosed postage paid envelope, allowing sufficient time for the form to be received before the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of a negative vote.

    A quorum for the Meeting will consist of a majority of the shares of each of the Equity, Small Cap, Managed and Global Equity Portfolios, issued and outstanding and entitled to vote present in person or represented by proxy. If, by the time scheduled for the Meeting, a quorum is not present or if a quorum is present but sufficient voting instructions in favor of the proposal described in this Proxy Statement are not received from Contractholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions from Contractholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the Portfolios' shareholders.

    Voting instructions may be revoked at any time prior to the voting thereof by: (i) written instructions addressed to the Secretary of the Trust at Oppenheimer Tower, One World Financial Center, New York, New York 10281; (ii) attendance at the Meeting and voting in person or (iii) properly executing and returning a new voting instruction form (if received in time to be voted). Mere attendance at the Meeting will not revoke voting instructions.

    All expenses of the  preparation and distribution  of these proxy  materials
will    be   borne    by   OpCap    Advisors,   formerly    called   Quest   for

Value Advisors, the Trust's investment adviser. In addition to the solicitation of voting instructions by the use of the mails, voting instructions may be solicited by officers and employees of OpCap Advisors, the Life Companies, or their respective affiliates, personally or by telephone or telegraph or by one or more proxy soliciting firms. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of voting instruction forms. For those services, they will be reimbursed by OpCap Advisors for their out-of-pocket expenses.

                                 PROPOSAL NO. 1
APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT FOR
          THE EQUITY, SMALL CAP, MANAGED AND GLOBAL EQUITY PORTFOLIOS

GENERAL

    This Shareholders Meeting has been called for the purpose of considering an amendment to the Investment Advisory Agreement, effective May 1, 1996, between OpCap Advisors and the Trust for the Equity, Small Cap, Managed and Global Equity Portfolios which would result in an increase in the management fee paid by the Trust to OpCap Advisors for services rendered by OpCap Advisors to the Equity, Small Cap, Managed and Global Equity Portfolios while limiting the total operating expenses of all Portfolios of the Trust. Except for these changes, as described below, the proposed amended Investment Advisory Agreement (the "Amended Advisory Agreement") is identical in all other material respects to the existing Investment Advisory Agreement (the "Current Advisory Agreement"). The Trust's Board of Trustees (the "Board") has approved the Amended Advisory Agreement, subject to approval by the shareholders of the Equity, Small Cap, Managed and Global Equity Portfolios.

SUMMARY AND EFFECT OF AMENDED ADVISORY AGREEMENT

    Under the Current Advisory Agreement, the Trust pays OpCap Advisors on a monthly basis compensation at the annual rate of 0.60% of the average daily net assets of each of the Equity, Small Cap and Managed Portfolios and 0.75% of the average daily net assets of the Global Equity Portfolio.

    Also, under the Current Advisory Agreement, OpCap Advisors guarantees that the total expenses of each Portfolio of the Trust in any fiscal year, exclusive of taxes, interest, brokerage fees and distribution expense reimbursements shall not exceed, and OpCap Advisors undertakes to pay or refund to the Trust, any amount by which such expenses do exceed the most restrictive state law provisions (currently 2.5% of the first $30 million of assets, 2.0% of the next $70 million of assets and 1.5% of the remaining average net assets) in effect in any state.

    Under the Amended Advisory Agreement, the Trust would pay OpCap Advisors a monthly fee that is equal on an annual basis to a stated percentage of the average daily net assets of each of the Equity, Small Cap, Managed and Global Equity Portfolios, respectively, as follows:

NET ASSET VALUE                                            ANNUAL RATE
-------------------------------------------------------  ---------------
First $400 million.....................................         0.80%
Next $400 million......................................         0.75%
Over $800 million......................................         0.70%


    Also, under the Amended Advisory Agreement, OpCap Advisors will limit total operating expenses of those Portfolios to 1.25% of their respective average daily net assets. Any of those Portfolios which do not approve the proposal to increase their respective management fees as described above will continue to operate under the current management fee and expense limitation arrangements described above. Furthermore, assuming approval by the Equity, Small Cap and Managed Portfolios of the proposal to increase their respective management fees, OpCap Advisors will voluntarily agree, for the period May 1, 1996 through at least April 30, 1997 to limit the total operating expenses of the Equity, Small Cap and Managed Portfolios to 1.00% of their respective average daily net assets. Beginning May 1, 1997, this voluntary expense limitation may be terminated at the discretion of OpCap Advisors.



    Set forth below are three comparative tables. The first table shows the amount of fees and expenses payable under the Current Advisory Agreement. The second table shows the amount of fees and expenses payable if the Amended Advisory Agreement goes into effect and excludes OpCap Advisors' voluntary agreement effective May 1,

1996 through at least April 30, 1997 to limit the total operating expenses of the Equity, Small Cap and Managed Portfolios to 1.00% of their respective average daily net assets. The third table shows the amount of fees and expenses payable if the Amended Advisory Agreement goes into effect and includes OpCap Advisors' voluntary agreement to limit the total operating expenses of the Equity, Small Cap and Managed Portfolios as stated above.


                             COMPARATIVE FEE TABLE

    Annual Operating Expenses of Equity, Small Cap, Managed and Global Equity Portfolios for fiscal year ended December 31, 1995 (as a percentage of average net assets)


                      CURRENT MANAGEMENT FEES AND EXPENSES
                           (WITHOUT GIVING EFFECT TO
               CURRENTLY EFFECTIVE VOLUNTARY EXPENSE LIMITATIONS)


                                                                                  GLOBAL
PORTFOLIOS                              EQUITY       SMALL CAP      MANAGED       EQUITY
------------------------------------  -----------  -------------  ------------  -----------
Management Fee......................       0.60%         0.60%          0.60%        0.75%
Other Expenses......................       0.66%         0.39%          0.14%        3.19%
  Total Portfolio Operating
   Expenses(1)......................       1.26%         0.99%          0.74%        3.94%


                     PROPOSED MANAGEMENT FEES AND EXPENSES
                      WITH CONTRACTUAL EXPENSE LIMITATIONS
            (WITHOUT GIVING EFFECT TO VOLUNTARY EXPENSE LIMITATIONS)


                                                                                  GLOBAL
PORTFOLIOS                              EQUITY       SMALL CAP      MANAGED       EQUITY
------------------------------------  -----------  -------------  ------------  -----------
Management Fee......................       0.80%         0.80%          0.80%        0.80%
Other Expenses......................       0.66%         0.39%          0.14%        3.19%
  Total Portfolio Operating
   Expenses(2)......................       1.25%         1.19%          0.94%        1.25%

------------------------------
(1)For the fiscal year ended December 31, 1995, OpCap Advisors voluntarily limited the total annual operating expenses of the Equity, Small Cap, Managed and Global Equity Portfolios to 0.72% (Equity), 0.74% (Small Cap), 0.66% (Managed) and 1.25% (Global Equity) of the average daily net assets of these Portfolios, respectively. Irrespective of OpCap Advisors' voluntary agreement to limit the total operating expenses of these Portfolios as noted above, total operating expenses of the Global Equity Portfolio would have been 2.50% rather than 3.94% of its average daily net assets on account of OpCap Advisors' agreement under the Current Advisory Agreement to limit total operating expenses of each of the Portfolios to amounts no greater than the most restrictive state law provision (currently 2.5% of the first $30 million of assets, 2.0% of the next $70 million of assets and 1.5% of the remaining average net assets) in effect.

                     PROPOSED MANAGEMENT FEES AND EXPENSES
                      WITH CONTRACTUAL EXPENSE LIMITATIONS
                (GIVING EFFECT TO VOLUNTARY EXPENSE LIMITATIONS)



                                                                                  GLOBAL
PORTFOLIOS                              EQUITY       SMALL CAP      MANAGED       EQUITY
------------------------------------  -----------  -------------  ------------  -----------
Management Fee......................       0.80%         0.80%          0.80%        0.80%
Other Expenses......................       0.66%         0.39%          0.14%        3.19%
  Total Portfolio Operating
   Expenses(3)......................       1.00%         1.00%          0.94%        1.25%


    The above referenced tables do not reflect expenses, including sales load and any other charges, that may be imposed by the Variable Accounts to which the Portfolios offer their shares.


    Set forth below are (1) the management fees of the Equity, Small Cap, Managed and Global Equity Portfolios, expressed as dollar amounts for the Trust's fiscal year ended December 31, 1995; (2) the pro forma management fees for these Portfolios, expressed as dollar amounts for such year, which assume the Amended Advisory Agreement was in effect for such year; and (3) the differences between the
 Effective May 1, 1996, assuming approval by the shareholders of the Equity, Small Cap, Managed and Global Equity Portfolios of the increase in management fees for these Portfolios, OpCap Advisors will contractually limit the total operating expenses to 1.25% of their average daily net assets. Moreover, beginning May 1, 1996 and at least through April 30, 1997, OpCap Advisors will change its voluntary agreement to limit total operating expenses of the Equity, Small Cap and Managed Portfolios as described above to 1.00% of their respective average daily net assets.


(2)For the fiscal year ended December 31, 1995, under the Amended Advisory Agreement, without giving effect to OpCap Advisors' planned voluntary expense limitation agreement for the period May 1, 1996 through at least April 30, 1997, total operating expenses of the Equity and the Global Equity Portfolios would have been reduced by OpCap Advisors by 0.21% and 2.74% of the average daily net assets of these respective Portfolios in order to limit total operating expenses of these Portfolios to 1.25% of their respective average daily net assets.


(3)For the fiscal year ended December 31, 1995, giving effect to OpCap Advisors' planned voluntary agreement effective May 1, 1996 through at least April 30, 1997 to limit total operating expenses of the portfolios as described above, total operating expenses of the Equity and Small Cap Portfolios would have been reduced by OpCap Advisors by 0.46% and 0.19% respectively of their average daily net assets in order to limit their total operating expenses to 1.00% of their respective average daily net assets. In connection with the Global Equity Portfolio, under the Amended Advisory Agreement, total operating expenses of the Global Equity Portfolio would continue to be reduced by 2.74% of its average daily net assets in order to limit its total operating expenses to 1.25% of its average daily net assets.

actual and pro forma fee figures, expressed both as dollar amounts and as percentages of the management fees for these Portfolios for such year.

                                MANAGEMENT FEES

PORTFOLIOS                         ACTUAL     AMENDED(4)       DIFFERENCE
-------------------------------  -----------  -----------  -------------------
Equity.........................  $    38,504  $    51,339     $ 12,835; 33.3%
Small Cap......................  $    72,770  $    97,026     $ 24,256; 33.3%
Managed........................  $   447,678  $   596,904     $149,226; 33.3%
Global Equity..................  $     9,022  $     9,623      $   601;  6.7%

DESCRIPTION OF CURRENT ADVISORY AGREEMENT AND AMENDED ADVISORY AGREEMENT


    Except for the proposed change in the management fees payable by the Equity, Small Cap, Managed and Global Equity Portfolios and agreement by OpCap Advisors to limit total operating expenses for each of the Portfolios of the Trust to 1.25% of their respective average daily net assets, subject to, as noted above, shareholder approval of the increased management fees by the Equity, Small Cap, Managed and Global Equity Portfolios, the terms of the Current and Amended Advisory Agreements are identical in all material respects. Neither of these agreements reflect OpCap Advisors' planned voluntary agreement effective May 1, 1996 through at least April 30, 1997 to limit total operating expenses of the Equity, Small Cap and Managed Portfolios to 1.00% of their total respective average daily net assets. A form of the Amended Advisory Agreement marked to show its differences from the Current Advisory Agreement is attached to this Proxy Statement

------------------------------


(4)As a result of the contractual expense limitation agreement in the Amended Advisory Agreement and not taking into account OpCap Advisors' planned voluntary agreement effective May 1, 1996 through at least April 30, 1997 to limit total operating expenses of the portfolios as described above, the pro forma management fees that would actually be paid to OpCap Advisors for the Equity Portfolio would be $37,775 and $0 for the Global Equity Portfolio. Furthermore, to limit the Global Equity Portfolio's total operating expenses to 1.25% of its average daily net assets, OpCap Advisors would be required to further reimburse such Portfolio $32,963. Taking into account OpCap Advisors' planned voluntary expense limitation agreement, the pro forma management fees that would actually be paid to OpCap Advisors for the Equity and Small Cap Portfolios would be $21,732 and $74,350 respectively. In connection with the Global Equity Portfolio, the pro forma management fees that would actually be paid to OpCap Advisors for the Global Equity Portfolio would not change.

as Exhibit A. The description of the Amended Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

    OpCap Advisors currently serves as Investment Adviser for the Trust under the Current Advisory Agreement dated September 16, 1994. The Current Advisory Agreement was initially approved by the Board on May 26, 1994 and by the sole shareholder on September 12, 1994. The Current Advisory Agreement was last approved by the Trust's Board, including a majority of the trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940 ("Investment Company Act")) of the Trust or of OpCap Advisors (the "Independent Trustees"), on October 24, 1995.

    Under both the Current and Amended Advisory Agreements, OpCap Advisors is required to: (i) regularly provide investment advice and recommendations to each Portfolio of the Trust with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the Trust and the portion, if any, of the assets of each Portfolio of the Trust to be held uninvested; and (iii) arrange for the purchase of securities and other investments by each Portfolio of the Trust and the sale of securities and other investments held by each Portfolio of the Trust.

    The Current and Amended Advisory Agreements also require OpCap Advisors to provide administrative services for the Trust, including (i) coordination of the functions of accountants, counsel and other parties performing services for the Trust and (ii) preparation and filing reports required by federal securities laws, shareholder reports and proxy materials.

    Under the Current Advisory Agreement, in return for its investment advisory and administrative services and the expenses which OpCap Advisors assumes, the Trust pays OpCap Advisors on a monthly basis compensation at the annual rate of 0.75% of the average daily net assets of the Global Equity Portfolio and 0.60% of the average daily net assets of each of the Equity, Small Cap and Managed Portfolios. Under the Amended Advisory Agreement, the Trust pays OpCap Advisors at the annual rate of 0.80% of the average daily net assets of each of these Portfolios for the first $400 million of net assets accumulated in each of these respective Portfolios, 0.75% for the next $400 million accumulated in each of these Portfolios, and 0.70% on any excess net assets accumulated in these Portfolios.

    Under the Current and Amended Advisory Agreements, expenses not expressly assumed by OpCap Advisors or by OCC Distributors, formally called Quest for Value Distributors, the Trust's principal underwriter, are paid by the Trust. The Current and Amended Advisory Agreements list examples of expenses paid by the Trust, of which the major categories relate to interest, taxes, fees to non-interested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recurring expenses including litigation.


    Under the Current Advisory Agreement, the total expenses of all Portfolios of the Trust in any fiscal year, exclusive of taxes, interest, brokerage fees and distribution expense reimbursements shall not exceed, and OpCap Advisors undertakes to pay or refund to the Trust, any amount by which such expenses do exceed the most restrictive state securities law provisions in effect in any state. The payment of the management fee at the end of any month will be reduced or postponed so that at no time will there be any accrued but unpaid liability for the payment of the management fee under this expense limitation for the Portfolios. As discussed above, subject to shareholder approval of the increase in the management fees for the Equity, Small Cap, Managed and Global Equity Portfolios, under the Amended Advisory Agreement, OpCap Advisors will also waive its management fees and reimburse Portfolio expenses such that the total operating expenses of each Portfolio of the Trust does not exceed 1.25% of their respective average daily net assets. Furthermore, as discussed above, OpCap Advisors also plans to voluntarily agree, effective May 1, 1996 through at least April 30, 1997 to limit total operating expenses of the Equity, Small Cap and Managed Portfolios to 1.00% of their respective average daily net assets.


    The Current and Amended Advisory Agreements contain identical provisions relating to the selection of broker-dealers for the Trust's portfolio transactions. Under these agreements portfolio decisions are based upon recommendations of OpCap Advisors and the judgment of the portfolio managers. OpCap Advisors' primary consideration when executing security transactions with broker-dealers is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Under both agreements, OpCap Advisors intends to select Oppenheimer & Co., Inc. ("OpCo"), an affiliate of OpCap Advisors, to execute each Portfolio's transactions. Both agreements contemplate that OpCo will act as the Trust's primary broker. Sales of shares of the Trust, subject to applicable rules covering the activities of the Trust's distributor in this area, will also be considered as a factor in the direction of portfolio transactions to brokers and dealers, but only in conformity with the price, execution and other considerations and practices discussed above. Both agreements provide that the Trust may execute brokerage transactions through OpCo acting as agent in accordance with procedures established by the Board, but will not purchase any securities from or sell securities to OpCo acting as principal for its own account. Selection of broker-dealers to execute portfolio transactions must be done in a manner consistent with the foregoing primary consideration, the "Rules of Fair Practice" of the National Association of Securities Dealers, Inc. and such other policies as the Board may determine. Both agreements provide that portfolio transactions may be directed to brokers or dealers in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. The agreements provide that such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas.

    The Current and Amended Advisory Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, OpCap Advisors is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Current and Amended Advisory Agreements permit OpCap Advisors to act as investment adviser for any other person, firm, or corporation. The Amended Advisory Agreement does not include the provision in the Current Advisory Agreement, which provision acknowledges the ownership interest by OpCap Advisors in the name "Quest for Value", as OpCap Advisors, in an unrelated transaction, not the subject matter of this Meeting, has agreed to refrain from the use of the name "Quest for Value" in connection with this and all other investment companies for which it acts as investment adviser or general distributor.

    The Current and Amended Advisory Agreements provide for a two year initial term and that they shall continue in effect from year to year provided such continuance is approved at least annually in the manner required by the Investment Company Act and that it may be terminated at any time by OpCap Advisors or the Board or by a vote of a "majority of the outstanding voting securities" of the Trust (as to each Portfolio voting separately), as that term is defined in the Investment Company Act, in each instance without the payment of any penalty, on ninety days' notice by OpCap Advisors to the Trust and on sixty days' notice by the Trust to OpCap Advisors, and will automatically terminate upon any "assignment", as defined in the Investment Company Act.

REASONS FOR THE MANAGEMENT FEE INCREASE

    OpCap Advisors informed the Board that they have incurred increased expenses relating to the Portfolios of the Trust as a result of the proliferation of Life Companies which use the Trust as an investment vehicle for their respective variable products and the resulting services that OpCap Advisors must provide to these Life Companies, on behalf of the Trust. OpCap Advisors explained that in order to service the Life Companies they have created and staffed a separate variable products department, which department, among other tasks, responds to inquiries of Life Companies pertaining to the Trust and provides periodic shareholder reports to the Life Companies in order to assist the Life Companies in responding to their contractholder inquiries regarding the Trust. Moreover OpCap Advisors explained that based upon the current asset level of the Trust and because of its voluntary agreement to reduce the total operating expenses of the Portfolios to levels below that called for in the Current Advisory Agreement, OpCap Advisors does not receive any economies of scale in connection with the current management fee schedule nor would it realize any economies of scale after elimination of its voluntary agreement to limit total operating expenses of the Portfolios effective May 1, 1996.

    OpCap Advisors informed the Board members that the proposed management fee increases would enable OpCap Advisors to continue to offer the Trust the highest levels of expertise and to retain and attract capable personnel to serve the Trust. OpCap Advisors also noted that the proposed management fee schedule includes breakpoints at various asset levels in order to further reduce Trust expenses in anticipation of future growth in the asset levels of the Trust. Furthermore, OpCap Advisors noted that its proposal to contractually limit the total operating expenses of each Portfolio of the Trust to 1.25% of the average daily net assets of each respective Portfolio would contractually impose more favorable expense reimbursement arrangements than those currently imposed in the Current Advisory Agreement and would be particularly beneficial to the Global Equity Portfolio, which, based on its current asset level, has total operating expenses in excess of 1.25% of its average daily net assets.

CONSIDERATIONS OF THE BOARD OF TRUSTEES

    The Board at a meeting held January 30, 1996, in approving the Amended Advisory Agreement, determined that the terms of the Amended Advisory Agreement, in particular the increase in the management fees payable to OpCap Advisors for services rendered to the Equity, Small Cap, Managed and Global Equity Portfolios, are fair and reasonable and in the best interests of the Trust and its shareholders.

    In evaluating the proposal, the Board, including the Independent Trustees, with the advice and assistance of legal counsel, considered all factors they deemed relevant. These factors included: (1) the nature and extent of the services rendered; (2) the impact of the proposed fee increase and expense limitation on each Portfolio's expense ratios; (3) the investment record of OpCap Advisors in managing each Portfolio; (4) the increased scope and complexity of administering the Trust and servicing Life Companies which use the Trust as a funding vehicle for contracts issued by them; (5) the necessity of OpCap Advisors maintaining and enhancing its ability to retain and attract capable personnel to serve the Trust; (6) the revenues and expenses of OpCap Advisors in connection with the performance of services under the Amended
Advisory Agreement, including pro forma profitability data assuming implementation of the Amended Advisory Agreement; (7) possible benefits which OpCap Advisors and its affiliates may derive from its relationship with the Trust; and (8) comparative information respecting fees and expenses incurred by other similar investment companies. Attached to this Proxy Statement as Exhibit B is a list of other funds managed by OpCap Advisors that have similar investment objectives to those of the Equity, Small Cap, Managed and Global Equity Portfolios of the Trust, their net assets and the rate of the advisory fee paid to OpCap Advisors.

    In evaluating the Amended Advisory Agreement, the Board relied on their ongoing review of OpCap Advisors' activities on behalf of the Trust and were also provided with extensive specific data and analyses by OpCap Advisors, including pro forma profitability data. The Board considered information obtained by Lipper Analytical Services, Inc., relating to investment management fees and total expenses paid by other investment companies comparable to the Trust and compared the investment performance of the Equity, Small Cap, Managed and Global Equity Portfolios with each Portfolio's relevant securities index and similar funds managed by other advisers.

    The Board focused in particular on the nature and magnitude of the expenses incurred by OpCap Advisors in managing and administering each Portfolio and in servicing the Life Companies that use the Portfolios as a funding vehicle for Contracts issued by them. In this regard, the Board considered the need for increased expenditures on OpCap Advisors' part to adequately address servicing demands from Life Companies. In addition, the Board evaluated the effect that implementation of the Amended Advisory Agreement (including the contractual limitations on total operating expenses of the Portfolios of the Trust to 1.25% of their respective average daily net assets) would have on OpCap Advisors' profitability and on the expense ratio of each Portfolio.

    Based upon its review, the Independent Trustees concluded that adoption of the Amended Advisory Agreement would, with respect to each Portfolio, assure the continued receipt of high quality portfolio management and administrative services at a fair and reasonable fee. Accordingly, the Independent Trustees unanimously concluded that adoption of the Amended Advisory Agreement was in the best interests of each Portfolio and its shareholders.

CONCLUSION

    FOR THE REASONS STATED ABOVE, THE BOARD RECOMMENDS THAT SHAREHOLDERS APPROVE THE AMENDED ADVISORY AGREEMENT.

INFORMATION ABOUT OPCAP ADVISORS

    OpCap Advisors is a general partnership of which Oppenheimer Capital, an investment management firm, holds a 99% interest and Oppenheimer Financial Corp. holds a 1% interest. Oppenheimer Capital is a general partnership of which Oppenheimer Financial Corp., a holding company, holds a 33.3% interest and Oppenheimer Capital L.P., a limited partnership of which Oppenheimer Financial Corp. is the sole general partner, holds a 66.7% interest. Oppenheimer Capital L.P. acquired a 32.3% interest in Oppenheimer Capital on July 9, 1987 for $99,032,000 in connection with a public offering of units of limited partnership interest in Oppenheimer Capital, L.P. (See Registration Statement No. 33-14364 and Amendments). Additional interests were acquired subsequently as a result of the issuance of units pursuant to the Restricted Unit and Restricted Option Plans. An additional interest of 33.6% in Oppenheimer Capital was acquired by Oppenheimer Capital, L.P. on April 23 and May 1, 1991 in connection with a public offering of 6.6 million units of limited partnership interest in Oppenheimer Capital, L.P. (see Registration Statement No. 33-39345 and Amendments). All such units were sold by Oppenheimer Financial Corp., which is owned by Oppenheimer Group, Inc. Oppenheimer & Co., L.P., an investment limited partnership, controls Oppenheimer Group, Inc. and is also the ultimate parent company of Oppenheimer & Co., Inc. The location of all such entities is One World Financial Center, New York, N.Y. 10281 and its executive officers have business addresses at that location.

    Mr. Joseph M. La Motta is Chairman of OpCap Advisors and President of Oppenheimer Capital, Executive Vice President of Oppenheimer & Co., Inc., and Director and Executive Vice President of Oppenheimer Financial Corp., Oppenheimer Group, Inc., and Oppenheimer Holdings, Inc. Mr. La Motta is Chairman of the Board of Trustees and President of the Trust.

    The officers of the Trust who are officers or employees of OpCap Advisors or its affiliate, Oppenheimer Capital are as follows:

          NAME                             POSITION WITH TRUST
------------------------  -----------------------------------------------------
Joseph M. La Motta        President and Chairman of the Board of Trustees
Robert J. Bluestone       Vice President
Pierre Daviron            Vice President & Portfolio Manager
Bernard H. Garil          Vice President
Richard Glasebrook        Vice President & Portfolio Manager
John Giusio               Vice President
Louis Goldstein           Vice President & Portfolio Manager
Vikki Hanges              Vice President & Portfolio Manager
Jenny B. Jones            Vice President & Portfolio Manager
Deborah Kaback            Secretary
Leslie Klein              Assistant Treasurer
Ilana R. Marcus           Assistant Secretary
Eileen Rominger           Vice President & Portfolio Manager
Sheldon M. Siegel         Treasurer

    Both Messrs. La Motta and Siegel hold a general partnership interest in Oppenheimer & Co., L.P. Mr. Garil and Ms. Rominger hold limited partnership interests in Oppenheimer & Co., L.P.

MISCELLANEOUS

AFFILIATED BROKERS

    For the fiscal year ended December 31, 1995, OpCo, an affiliated broker-dealer of the Trust, was paid a total of $3,800 in brokerage commissions by the Equity Portfolio, $12,805 in brokerage commissions by the Small Cap Portfolio, $26,544 in brokerage commissions by the Managed Portfolio and $490 in brokerage commissions by the Global Equity Portfolio, which amounts were 55%, 36%, 41% and4%, respectively, of those Portfolios' total brokerage commissions during the period.

VOTE REQUIRED

    Approval of the Amended Advisory Agreement (Proposal No. 1) by each of the Equity, Small Cap, Managed and Global Equity Portfolios requires the affirmative vote of "a majority of the outstanding voting securities" of each of those respective Portfolios, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of each of those respective Portfolios or (ii) 67% or more of the shares of each of those respective Portfolios present at the Meeting if more than 50% of the outstanding shares of each of those respective Portfolios are represented at the Meeting in person or by proxy.

    For each of the Equity, Small Cap, Managed and Global Equity Portfolios that approve the proposal, the Amended Advisory Agreement will become effective May 1, 1996. Should any of these Portfolios not approve the proposal, the Current Advisory Agreement will remain in effect for these Portfolios and the Board will consider alternative actions.

                             ADDITIONAL INFORMATION

SHARE OWNERSHIP

    As of February 16, 1996 (the "Record Date"), the number of outstanding shares of the Equity, Small Cap, Managed and Global Equity Portfolios was as follows:

                                                 SHARES
PORTFOLIO                                      OUTSTANDING
---------------------------------------------  -----------
Equity.......................................
Small Cap....................................
Managed......................................
Global Equity................................
  Total......................................

    As of the Record Date, the variable accounts of the Life Companies noted in the table below were the owner of record of 5% or more of the outstanding shares of the Equity, Small Cap, Managed and Global Equity Portfolios, as was Oppenheimer Capital, in the case of the Global Equity Portfolio. Oppenheimer Capital's purchase and holding of shares of the Global Equity Portfolio is solely in connection with the initiation of capital for such Portfolio. As of the Record Date the shares and percentages of these Portfolios held by these entities is set forth below:

                      RECORD OWNERS AS OF THE RECORD DATE

                                               EQUITY                     SMALL CAP
                                             PORTFOLIO                    PORTFOLIO
                                     --------------------------   --------------------------
                                                         %                            %
                                     SHARES OWNED   OUTSTANDING   SHARES OWNED   OUTSTANDING
                                     ------------   -----------   ------------   -----------
The Mutual Life Insurance Company
 of New York & The MONY Life
 Insurance Company of America......       124,789      27.4          178,680.6      21.6
Provident Mutual Life Insurance
 Company & Providentmutual Life and
 Annuity Company of America........     248,869.9      54.7          367,037.9      44.4
Connecticut General Life Insurance
 Company & CIGNA Life Insurance
 Company...........................        80,578      17.7           57,381.6       6.9
Providian Life and Health Insurance
 Company...........................       --          --             220,219.5      26.7
Oppenheimer Capital................       --          --               --          --

                                              MANAGED                   GLOBAL EQUITY
                                             PORTFOLIO                    PORTFOLIO
                                     --------------------------   --------------------------
                                                         %                            %
                                     SHARES OWNED   OUTSTANDING   SHARES OWNED   OUTSTANDING
                                     ------------   -----------   ------------   -----------
The Mutual Life Insurance Company
 of New York & The MONY Life
 Insurance Company of America......   1,860,630.8      57.1            --          --
Provident Mutual Life Insurance
 Company & Providentmutual Life and
 Annuity Company of America........       729,874      22.4            --          --
Connecticut General Life Insurance
 Company & CIGNA Life Insurance
 Company...........................     415,265.4      12.7          277,913.4      82.2
Providian Life and Health Insurance
 Company...........................     230,877.6       7.1            --          --
Oppenheimer Capital................       --          --              59,383.3      17.6

VOTING

    The Trust is subject to special voting provisions. As of the Record Date, all Life Companies will vote shares of the Equity, Small Cap, Managed and Global Equity Portfolios allocated to subaccounts of their respective Variable Accounts which correspond to these Portfolios based on instructions received from the Contractholders of such Variable Account having the voting interest in the corresponding number of shares of each of these Portfolios held in such Variable Account. Shares for which no instructions are received in time to be voted and shares held by Oppenheimer Capital will be voted by the record holder and Oppenheimer Capital in the same proportion as instructions which have been received in time to be voted. If required by state insurance officials, a Variable Account may disregard voting instructions in certain instances.

    Subject to the foregoing, to the knowledge of the Trust, as of the Record Date, no single person or "group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934) had the power to direct the vote of more than 5% of any of the outstanding shares of the Equity, Small Cap, Managed or Global Equity Portfolios. As of the Record Date, trustees and officers of the Trust as a group beneficially owned none of the outstanding shares of these Portfolios.

RECEIPT OF SHAREHOLDER PROPOSALS

    Notwithstanding the approval or disapproval of the proposal described above, as in the past, the Trustees do not intend to hold regular annual meetings of shareholders of the Trust. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of a Portfolio, such proposal must be received by the Trust a reasonable time before the solicitation is to be made. The Trustees will call meetings of shareholders of a Portfolio as may be required under the Investment Company Act (such as to approve a new investment advisory agreement for a Portfolio or to remove trustees) or as they may determine in their discretion.

MAILING OF ANNUAL REPORT

    The Fund will furnish, without charge, a copy of its Annual Report for the year ended December 31, 1995 to a Contractholder upon request. Such request should be made to Bernard H. Garil, OpCap Advisors, One World Financial Center, New York, N.Y. 10281, or by calling 1-800-207-6909. The report will be sent by first class mail within three business days of the request.

OTHER BUSINESS

    The management knows of no business other than the matters specified above which will be presented at the Meeting. Inasmuch as matters not known at the time of the solicitation may come before the Meeting, the enclosed voting instruction form confers discretionary authority with respect to such matters as may properly come before the Meeting. It is the intention of the persons named as proxies to vote in accordance with their judgment on such matters.

                               BY ORDER OF THE BOARD OF TRUSTEES,
                               ILANA R. MARCUS
                               ASSISTANT SECRETARY
Dated: February 26, 1996

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

    AGREEMENT made as of the 16th day of September, 1994, and amended this day of ____________, 1996, by and between QUEST FOR VALUE ACCUMULATION TRUST (formerly named Quest for Value Asset Builder Trust), a Massachusetts business trust (the "Fund") and OPCAP ADVISORS, formerly called Quest for Value Advisors, a Delaware general partnership (the "Manager").

    WHEREAS, the Fund is an open-end, diversified, management investment company, organized in "series" form and comprised of seven separate investment portfolios (the "Portfolios" or the "Series") and is registered with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940 (the "1940 Act");

    NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Fund and the Manager agree as follows:

    1.  GENERAL PROVISIONS

    The Fund hereby employs the Manager and the Manager hereby undertakes to act as the investment adviser of the Fund in connection with and for the benefit of each Portfolio, including any Portfolio hereafter created, and to perform for the Fund and for each of the Portfolios such other duties and functions in connection with each Portfolio for the period and on such terms as set forth in this Agreement. The Manager shall, in all matters, give to the Fund and its Board of Trustees (the "Trustees") the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Fund to conform to:

        (a) the provisions of the 1940 Act and any rules or regulations thereunder;

        (b) any other applicable provisions of state or federal law;

        (c) the provisions of the Declaration of Trust and By-Laws of the Fund as amended from time to time;

        (d) the policies and determinations of the Trustees;

        ---------------------------------------------------------------
New language is underscored and language to be deleted is in brackets

        (e) the investment objectives and policies and investment restrictions of each Portfolio as reflected in the registration statement of the Fund under the 1940 Act or as such objectives, policies and restrictions may from time to time be amended; and

        (f) the prospectus, if any, of the Fund in effect from time to time.

The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees or officers with respect to any matters dealing with the Fund's business affairs, including the valuation of any securities held by the Fund for the benefit of any Portfolio that are either not registered for public sale or not being traded on any securities market.

    2.  INVESTMENT MANAGEMENT

    (a) The Manager shall, subject to the direction and control by the Trustees, separately with respect to each Portfolio: (i) regularly provide investment advice and recommendations to the Fund with respect to it's investments, investment policies, and the purchase and sale of securities and commodities;
(ii) supervise continuously and determine the securities and commodities to be purchased or sold by the Fund and the portion, if any, of the Fund's assets to be held uninvested; and (iii) arrange, subject to the provisions of Section 6 hereof, for the purchase and sale of securities, commodities and other investments by the Fund.

    (b) The Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services, including entering into sub-advisory agreements with other affiliated or unaffiliated registered investment advisers in order to obtain specialized services; provided, however, that the Fund shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of Section 5 hereof.

    (c) So long as the Manager shall have acted with due care and in good faith, the Manager shall not be liable to the Fund or its shareholders for any error in judgment, mistake of law, or any other act or omission in the course of or connected with, rendering services hereunder, including without limitation, any losses which may be sustained by the Fund or its shareholders as a result of the purchase, holding, redemption, or sale of any security by the Fund irrespective of whether the determinations of the Manager relative thereto shall have been based, in whole or in part, upon the investigation, research or recommendation of any other individual, firm or corporation believed by the Manager to be reliable. Nothing herein contained shall, however, be construed to protect the Manager against any liability to the Fund or its shareholders arising out of the Manager's willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under this Agreement.

    (d) Nothing in this Agreement shall prevent the Manager, any parent, subsidiary or affiliate, or any director or officer thereof, from acting as investment adviser for any other person, firm, or corporation, and shall not in any way limit or restrict the Manager or any of its directors, officers, stockholders or employees from buying, selling or trading any securities or commodities for its or their own account or for the account of others for whom it or they may be acting, if such activities will not adversely affect or otherwise impair the performance by the Manager of its duties and obligations under this Agreement.

    3.  OTHER DUTIES OF THE MANAGER

    The Manager shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel and shall be required to provide effective corporate administration for the Fund, including (1) coordination of the functions of accountants, counsel and other parties performing services for the Fund, (2) the preparation and filing of such reports related to the Fund or to any Portfolio as shall be required by federal securities laws and various state "blue sky" laws, (3) composition of periodic reports with respect to its operations for shareholders of the Fund and (4) composition of proxy materials for meetings of the Fund's shareholders.

    4.  ALLOCATION OF EXPENSES

    The Manager will bear all costs and expenses of its employees and overhead incurred by it in connection with its duties hereunder except as noted in Section 5 below. All other expenses (other than those to be paid by the Fund's distributor under a distribution agreement), shall be paid by the Fund, including, but not limited to:

        (a) interest expense, taxes and governmental fees;

        (b) brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's securities and commodities holdings;

        (c) insurance premiums for fidelity and other coverage requisite to the Fund's operations;

        (d) fees of the Trustees other than those who are interested persons of the Fund and out-of-pocket travel expenses for all Trustees and other expenses incurred by the Fund in connection with Trustees' meetings;

        (e) outside legal, accounting and audit expenses;

        (f) custodian, dividend disbursing, and transfer agent fees and expenses;

        (g) expenses in connection with the issuance, offering, sale or underwriting of securities issued by the Fund, including preparation of stock certificates;

        (h) fees and expenses, other than as hereinabove provided, incident to the registration or qualification of the Fund's shares for sale with the Commission and in various states and foreign jurisdictions;

        (i) expenses of printing and mailing reports and notices and proxy material to the Fund's shareholders;

        (j) all other expenses incidental to holding meetings of the Fund's shareholders;

        (k) expenses of organizing the Fund; and

        (l) such extraordinary non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligation the Fund may have to indemnify its officers and Trustees with respect thereto.

    Notwithstanding the foregoing, the Manager shall pay all salaries and fees of each of the Fund's officers and Trustees who are interested persons of the Manager.

    5.  COMPENSATION OF THE MANAGER

    (a) The Fund agrees to pay the Manager, and the Manager agrees to accept as full compensation for the performance of all its functions and duties to be performed hereunder, a fee based on the total net assets of each Portfolio at the end of each business day. Determination of net asset value of each Portfolio will be made in accordance with the policies disclosed in the Fund's registration statement under the 1940 Act. The fee is payable at the close of business on the last day of each calendar month and shall be made on the first business day following such last calendar day. The payment due on such day shall be computed by (1) adding together the results of multiplying (i) the total net assets of each Portfolio on each day of the month by (ii) the applicable daily fraction of the annual advisory fee percentage rate for such Portfolio as set forth on Schedule A hereto and then (2) adding together the total monthly amounts computed for each Portfolio.

    (b) In the event the operating expenses of the Fund, including any amounts payable to the Manager pursuant to subsection (a) hereof, but excluding the amount of any interest, taxes, brokerage commissions, distribution fees, and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund for any fiscal year ending on a date during which this Agreement is in effect, exceed the most restrictive state law provisions in effect in states where the Fund is qualified to be sold, the Manager will pay or refund to the Fund any such excess amount. In addition, the Manager shall waive any amounts payable to the Manager pursuant to subsection (a) hereof, and reimburse the Fund such that total operating expenses of each of the Portfolios of the Fund do not exceed 1.25% of their respective average daily net assets. Whenever the expenses of a Portfolio exceed a pro rata portion of the expense limitations stated above, the monthly amount payable to the Manager will be reduced or postponed in the amount of such excess.

    6.  PORTFOLIO TRANSACTIONS AND BROKERAGE

    (a) The Manager is authorized, in arranging the purchase and sale of the Fund's portfolio securities, to employ or deal with such members of securities exchanges and brokers or dealers, including Oppenheimer & Co., Inc. ("OpCo") ("broker/dealer"), as may, in the Manager's best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution of the Fund's securities transactions at the most favorable security prices obtainable of the Fund's securities transactions) as well as to obtain, consistent with the provisions of subparagraph (c) of this Section 6, the benefit of such investment information or research as will be of significant assistance to the Manager in the performance of its functions and duties under this Agreement.

    (b) The Manager shall select broker/dealers to effect the Fund's securities transactions on the basis of its estimate of the ability of such broker/dealers to obtain best execution of particular and related securities transactions. The ability of a broker/dealer to obtain best execution of particular securities transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations, including, insofar as feasible, the execution capabilities required by the transactions; the ability and willingness of the broker/dealer to facilitate the Fund's securities transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker/dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; and any other matters relevant to the selection of a broker/dealer for particular and related transactions of the Fund.

    (c) The Manager shall have discretion, in the interests of the Fund, to allocate brokerage on the Fund's securities transactions to broker/dealers qualified to provide best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934 (the "1934 Act") for the Fund and/or other accounts for which the Manager exercises investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act) and to cause the Fund to pay such broker/dealers (other than OpCo) a commission for effecting a securities transaction for the Fund that is in excess of the amount of commission another broker/dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if the Manager determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker/dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the accounts as to which it exercises investment discretion. In reaching such determination, the Manager will not be required to place or attempt to place a specific dollar value on the brokerage and/ or research services provided by such broker/dealer. In demonstrating that such determinations were made in good faith, the Manager shall be prepared to show that all commissions were allocated to such broker/dealers for purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Trustees were reasonable in relation to the benefits received by the Fund. Such research information may be in written form or through direct contact with individuals, and may include information on particular companies and industries as well as market, economic or institutional activity areas.

    (d) The Manager shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular securities transactions or to select any broker/dealer on the basis of its purported or "posted" commission rate, although it will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker/dealers and to minimize the expense incurred by the Fund for effecting its securities transactions to the extent consistent with the interests and policies of the Fund as established by the determinations of the Trustees and the provisions of this Section 6.

    (e) The Fund recognizes and intends that, subject to the foregoing provisions of this Section 6, OpCo will act as its regular broker so long as it is lawful for it so to act and that OpCo may be a major recipient of brokerage commissions paid by the Fund. OpCo may effect securities transactions for the Fund only if (1) the commissions, fees or other remuneration received or to be received by it are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time and (2) the Trustees, including a majority of those Trustees who are not interested persons, have adopted procedures pursuant to Rule 17e-1 under the 1940 Act for determining the permissible level of such commissions.

    (f) Sales of shares of the Fund and/or shares of the other investment companies managed by the Manager or distributed by the Fund's distributor may, subject to applicable rules covering the distributor's activities in this area, also be considered as a factor in the direction of securities transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above. Those other investment companies may also give similar consideration relating to the sale of the Fund's shares. The Fund will not purchase any securities from or sell any securities to OpCo acting as principal for its own account.

    (g) When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Manager or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

    7.  DURATION

    This Agreement will become effective as of the date hereof. This Agreement will continue in effect for two years from the date hereof and thereafter (unless sooner terminated in accordance with this agreement) for successive periods of twelve months so long as each continuance shall be specifically approved at least annually with respect to each Portfolio by (1) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (2) a majority of the Trustees or of a majority of the outstanding voting securities of the respective Portfolios of the Fund.

    8.  TERMINATION

    This Agreement may be terminated (i) by the Manager at any time, without payment of any penalty upon giving the Fund ninety

(90) days' written notice (which notice may be waived by the Fund); or (ii) by the Fund at any time, without payment of any penalty upon sixty (60) days' written notice to the Manager (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by the vote of the majority of all of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolios of the Fund with respect to which notice of termination has been given to the Manager.

    9.  AMENDMENT OR ASSIGNMENT

    This Agreement may be amended with respect to a Portfolio only if such amendment is specifically approved by (i) the vote of the outstanding voting securities of such Portfolio and (ii) a majority of the Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval, provided that this Agreement may be amended to add a new Portfolio or delete an existing Portfolio without a vote of the of shareholders of any other Portfolio covered by this Agreement. This Agreement shall automatically and immediately terminate in the event of its assignment, as that term is defined in the 1940 Act and the rules thereunder.

    10.  GOVERNING LAW

    This Agreement shall be interpreted in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act, other securities laws and rules thereunder. To the extent that the applicable laws of the State of New York, other securities laws or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

    11.  SEVERABILITY

    If any provisions of this Agreement shall be held or made unenforceable by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    12.  DEFINITIONS

    As used in this Agreement, the terms "interested person" and "vote of a majority of the outstanding securities" shall have the respective meanings set forth in Sections 2(a)(19) and 2(a)(42) of the 1940 Act.

    [13  RESERVATION OF "QUEST FOR VALUE" NAME]

    [The Fund acknowledges that the name "Quest for Value" is and shall remain the sole property of the Manager, notwithstanding the use thereof by the Fund, and the Fund agrees that it will not assert or attempt to assert any property right in such name.]

    13. [14.]  NO LIABILITY OF SHAREHOLDERS

    This Agreement is executed by the Trustees of the Fund, not individually, but rather in their capacity as Trustees under the Declaration of Trust made May 12, 1994. None of the Shareholders, Trustees, officers, employees, or agents of the Fund shall be personally bound or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder but only to the property of the Fund and, if the obligation or claim relates to the property held by the Fund for the benefit of one or more but fewer than all Portfolios, then only to the property held for the benefit of the affected Portfolio.

    14. [15.]  NOTICE OF CHANGE IN PARTNERSHIP OF MANAGER

    The Manager agrees to notify the Fund within a reasonable period of time regarding a material change in the membership of the Manager.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     QUEST FOR VALUE
                                     ACCUMULATION TRUST

Attest:
------------------------------
                                     By:
                                              --------------------------
                                     Title:

                                     OPCAP [QUEST FOR VALUE] ADVISORS

Attest:
------------------------------
                                     By:
                                              --------------------------
                                     Title:

                                   SCHEDULE A
                                       TO
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
        QUEST FOR VALUE ACCUMULATION TRUST AND QUEST FOR VALUE ADVISORS

                               ANNUAL FEE AS A
                                PERCENTAGE OF
                                    DAILY
NAME OF SERIES                    NET ASSETS
----------------------------  ------------------
Equity Portfolio                     [0.60%]      0.80% on first $400 million
                                                  0.75% on next $400 million
                                                  0.70% thereafter
Small Cap Portfolio                  [0.60%]      0.80% on first $400 million
                                                  0.75% on next $400 million
                                                  0.70% thereafter
Managed Portfolio                    [0.60%]      0.80% on first $400 million
                                                  0.75% on next $400 million
                                                  0.70% thereafter
Global Equity Portfolio              [0.75%]      0.80% on first $400 million
                                                  0.75% on next $400 million
                                                  0.70% thereafter
U.S. Government Income                 0.60%
 Portfolio
Bond Portfolio                         0.50%
Money Market Portfolio                 0.40%

                                                                       EXHIBIT B

                 INFORMATION ON FUNDS MANAGED BY OPCAP ADVISORS

                                                     APPROXIMATE     ANNUAL ADVISORY
                                                    NET ASSETS AS      FEE AS % OF
                                                     OF 12/31/95      AVERAGE DAILY
NAME OF FUND                                        (IN MILLIONS)      NET ASSETS
--------------------------------------------------  --------------   ---------------
Oppenheimer Quest Value Fund, Inc.................         350.4           (A)
Oppenheimer Quest for Value Funds:
  Opportunity Value Fund..........................         742.2           (B)
  Small Cap Value Fund............................         154.4           (C)
Oppenheimer Quest Global Value Fund, Inc..........         183.8           (D)
Enterprise Accumulation Trust:
  Equity Portfolio................................         167.5            .40(1)
  Small Cap Portfolio.............................         166              .40(1)
  Managed Portfolio...............................       1,263              .40(1)
Enterprise Funds Managed Portfolio................          90.3            .40(1)
Penn Series Funds, Inc.:
  Value Small Cap Fund............................           4.7            .50(2)
  Value Equity Fund...............................         118.4            .50(2)
Endeavor Series Trust:
  Quest for Value Equity Portfolio................          68.6            .40(3)
  Quest for Value Small Cap Portfolio.............          52.6            .40(3)
The Saratoga Advantage Trust:
  Large Capitalization Value Portfolio............          17.6            .30(4)

------------------------------
   (1)These fees are for investment advisory services only. Management services are provided to the portfolios by a third party, not OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee, on an annual basis, of 0.60% of the average daily net assets of each of the portfolios. In connection with the Equity, Small Cap and Managed Portfolios of the Enterprise Accumulation Trust, effective May 1, 1996, OpCap Advisors will receive an investment advisory fee, on an annual basis of 0.30% of the average daily net assets of each of these portfolios for assets in each of these portfolios above $1 billion. In connection with the Enterprise Funds Managed Portfolio, pending shareholder approval, OpCap Advisors will receive an investment advisory fee, on an annual basis of 0.30% of the average daily net assets of the portfolio for assets above $100 million.
   (2)These fees are for investment advisory services only. Administrative services are provided to these funds by a third party, not OpCap Advisors. The funds are each charged, on an annual basis, a fee for administrative services of 0.15% of their respective average daily net assets.
   (3)These fees are for investment advisory services only. Management services are provided to the portfolios by a third party, not OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee, on an annual basis, of 0.80% of the average daily net assets of each of the portfolios.
   (4)This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee of 0.65% of the average daily net assets of the portfolio.

(A) - (D)The management fee for each of these Oppenheimer Quest funds, or in the case of the Oppenheimer Quest Global Value Fund, Inc., the combined management and administration fee is:

        ANNUAL FEE AS % OF
     AVERAGE DAILY NET ASSETS
-----------------------------------
               1.00                  on first $400 million
               0.90                  on next $400 million
               0.85                  thereafter

     These fees are paid to another firm which pays OpCap Advisors a portion of its fees for the provision of investment advisory services only. Up until a specified breakpoint OpCap Advisors receives 40% of the fees and above that breakpoint 30% of the fees. The breakpoints on each of the Openheimer Quest funds are as follows:

Oppenheimer Quest Value Fund, Inc.                -- $344 million
Oppenheimer Quest Opportunity Value Fund          -- $685 million
Oppenheimer Quest Small Cap Value Fund            -- $150 million
Oppenheimer Quest Global Value Fund, Inc.         -- $183 million

[IDENTITY OF VARIABLE ACCOUNT OF LIFE COMPANY
OWNING SHARES IN THIS PORTFOLIO]
________________________________________________________________________________

                       QUEST FOR VALUE ACCUMULATION TRUST
                                EQUITY PORTFOLIO
         VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING APRIL 15, 1996

THE UNDERSIGNED DOES HEREBY APPOINT ILANA R. MARCUS AND LESLIE KLEIN AND EACH OF THEM AS THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE ABOVE STATED PORTFOLIO OF QUEST FOR VALUE ACCUMULATION TRUST ("TRUST") AS TO WHICH THE UNDERSIGNED IS ENTITLED TO GIVE INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD ON APRIL 15, 1996 AT THE OFFICES OF OPPENHEIMER & CO., INC, 40TH FLOOR, ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281 AT 10:00 A.M., NEW YORK TIME AND AT ANY ADJOURNMENT THEREOF AS FOLLOWS:

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED. PROXY SOLICITED ON BEHALF OF MANAGEMENT.

1. APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND OPCAP ADVISORS, FORMERLY NAMED QUEST FOR VALUE ADVISORS, FOR THE EQUITY PORTFOLIO, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND ATTACHED AS EXHIBIT A THERETO.

                                        / / FOR   / / AGAINST   / / ABSTAIN


2. TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                        / / FOR   / / AGAINST   / / ABSTAIN


     [CONTRACTHOLDER'S IDENTITY,
     CONTRACTHOLDER'S ADDRESS,
     RECORD DATE SHARES]
                                        DATED:                      , 1996
                                              ----------------------
                                                   (MONTH, DAY)

                                        ---------------------------------
                                                   SIGNATURE(S)

                                        ---------------------------------
                                                   SIGNATURE(S)

                                        NOTE:  PLEASE SIGN EXACTLY AS YOUR
                                        NAME(S) APPEAR HEREON.  WHEN SIGNING AS
                                        CUSTODIAN, ATTORNEY, EXECUTOR,
                                        ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC.,
                                        PLEASE GIVE YOUR FULL TITLE AS SUCH.
                                        JOINT OWNERS SHOULD EACH SIGN THIS
                                        PROXY.

[IDENTITY OF VARIABLE ACCOUNT OF LIFE COMPANY
OWNING SHARES IN THIS PORTFOLIO]
________________________________________________________________________________

                       QUEST FOR VALUE ACCUMULATION TRUST
                               SMALL CAP PORTFOLIO
         VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING APRIL 15, 1996

THE UNDERSIGNED DOES HEREBY APPOINT ILANA R. MARCUS AND LESLIE KLEIN AND EACH OF THEM AS THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE ABOVE STATED PORTFOLIO OF QUEST FOR VALUE ACCUMULATION TRUST ("TRUST") AS TO WHICH THE UNDERSIGNED IS ENTITLED TO GIVE INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD ON APRIL 15, 1996 AT THE OFFICES OF OPPENHEIMER & CO., INC, 40TH FLOOR, ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281 AT 10:00 A.M., NEW YORK TIME AND AT ANY ADJOURNMENT THEREOF AS FOLLOWS:

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED. PROXY SOLICITED ON BEHALF OF MANAGEMENT.

1. APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND OPCAP ADVISORS, FORMERLY NAMED QUEST FOR VALUE ADVISORS, FOR THE SMALL CAP PORTFOLIO, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND ATTACHED AS EXHIBIT A THERETO.


                                        / / FOR  / / AGAINST   / / ABSTAIN

2. TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                        / / FOR  / / AGAINST   / / ABSTAIN

     [CONTRACTHOLDER'S IDENTITY,
     CONTRACTHOLDER'S ADDRESS,
     RECORD DATE SHARES]
                                        DATED:                      , 1996
                                              ----------------------
                                                  (MONTH, DAY)

                                        ---------------------------------
                                                  SIGNATURE(S)

                                        ---------------------------------
                                                  SIGNATURE(S)

                                        NOTE:  PLEASE SIGN EXACTLY AS YOUR
                                        NAME(S) APPEAR HEREON.  WHEN SIGNING AS
                                        CUSTODIAN, ATTORNEY, EXECUTOR,
                                        ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC.,
                                        PLEASE GIVE YOUR FULL TITLE AS SUCH.
                                        JOINT OWNERS SHOULD EACH SIGN THIS
                                        PROXY.

[IDENTITY OF VARIABLE ACCOUNT OF LIFE COMPANY
OWNING SHARES IN THIS PORTFOLIO]
--------------------------------------------------------------------------------

                       QUEST FOR VALUE ACCUMULATION TRUST
                                MANAGED PORTFOLIO
         VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING APRIL 15, 1996

THE UNDERSIGNED DOES HEREBY APPOINT ILANA R. MARCUS AND LESLIE KLEIN AND EACH OF THEM AS THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE ABOVE STATED PORTFOLIO OF QUEST FOR VALUE ACCUMULATION TRUST ("TRUST") AS TO WHICH THE UNDERSIGNED IS ENTITLED TO GIVE INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD ON APRIL 15, 1996 AT THE OFFICES OF OPPENHEIMER & CO., INC, 40TH FLOOR, ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281 AT 10:00 A.M., NEW YORK TIME AND AT ANY ADJOURNMENT THEREOF AS FOLLOWS:

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED. PROXY SOLICITED ON BEHALF OF MANAGEMENT.

1. APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND OPCAP ADVISORS, FORMERLY NAMED QUEST FOR VALUE ADVISORS, FOR THE MANAGED PORTFOLIO, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND ATTACHED AS EXHIBIT A THERETO.


                                        / / FOR   / / AGAINST   / / ABSTAIN


2. TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                        / / FOR   / / AGAINST   / / ABSTAIN

     [CONTRACTHOLDER'S IDENTITY,
     CONTRACTHOLDER'S ADDRESS,
     RECORD DATE SHARES]
                                        DATED:                      , 1996
                                              ----------------------
                                                   (MONTH, DAY)

                                        ---------------------------------
                                                   SIGNATURE(S)

                                        ---------------------------------
                                                   SIGNATURE(S)

                                        NOTE:  PLEASE SIGN EXACTLY AS YOUR
                                        NAME(S) APPEAR HEREON.  WHEN SIGNING AS
                                        CUSTODIAN, ATTORNEY, EXECUTOR,
                                        ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC.,
                                        PLEASE GIVE YOUR FULL TITLE AS SUCH.
                                        JOINT OWNERS SHOULD EACH SIGN THIS
                                        PROXY.

[IDENTITY OF VARIABLE ACCOUNT OF LIFE COMPANY
OWNING SHARES IN THIS PORTFOLIO]
________________________________________________________________________________

                       QUEST FOR VALUE ACCUMULATION TRUST
                             GLOBAL EQUITY PORTFOLIO
         VOTING INSTRUCTION FORM FOR SHAREHOLDERS MEETING APRIL 15, 1996

THE UNDERSIGNED DOES HEREBY APPOINT ILANA R. MARCUS AND LESLIE KLEIN AND EACH OF THEM AS THE ATTORNEYS AND PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE THE NUMBER OF SHARES OF BENEFICIAL INTEREST OF THE ABOVE STATED PORTFOLIO OF QUEST FOR VALUE ACCUMULATION TRUST ("TRUST") AS TO WHICH THE UNDERSIGNED IS ENTITLED TO GIVE INSTRUCTIONS AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE TRUST TO BE HELD ON APRIL 15, 1996 AT THE OFFICES OF OPPENHEIMER & CO., INC, 40TH FLOOR, ONE WORLD FINANCIAL CENTER, NEW YORK, NY 10281 AT 10:00 A.M., NEW YORK TIME AND AT ANY ADJOURNMENT THEREOF AS FOLLOWS:

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED. PROXY SOLICITED ON BEHALF OF MANAGEMENT.


1. APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND OPCAP ADVISORS, FORMERLY NAMED QUEST FOR VALUE ADVISORS, FOR THE GLOBAL EQUITY PORTFOLIO, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AND ATTACHED AS EXHIBIT A THERETO.


                                        / / FOR   / / AGAINST   / / ABSTAIN

2. TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                        / / FOR   / / AGAINST   / / ABSTAIN

     [CONTRACTHOLDER'S IDENTITY,
     CONTRACTHOLDER'S ADDRESS,
     RECORD DATE SHARES]
                                        DATED:                      , 1996
                                              ----------------------
                                                   (MONTH, DAY)

                                        ---------------------------------
                                                   SIGNATURE(S)

                                        ---------------------------------
                                                   SIGNATURE(S)

                                        NOTE:  PLEASE SIGN EXACTLY AS YOUR
                                        NAME(S) APPEAR HEREON.  WHEN SIGNING AS
                                        CUSTODIAN, ATTORNEY, EXECUTOR,
                                        ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC.,
                                        PLEASE GIVE YOUR FULL TITLE AS SUCH.
                                        JOINT OWNERS SHOULD EACH SIGN THIS
                                        PROXY.

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY




February 26, 1996





RE: Quest for Value Accumulation Trust ("Accumulation Trust") upcoming shareholder meeting and corresponding draft proxy material


Dear Shareholder:

As a contractowner ("Shareholder") of an AEL Personal Portfolio -SM- investing in the Quest for Value Accumulation Trust Managed Portfolio ("Managed Portfolio"), you are invited to a special meeting for shareholders ("Special Meeting") to be held on April 15, 1996. The purpose of this meeting is to request approval of an amendment to the Investment Advisory Agreement ("Amended Advisory Agreement") between OpCap Advisors, formerly Quest for Value Advisors, and the Accumulation Trust. Subject to shareholder approval, the Amended Advisory Agreement effectively raises the management fees for the Managed Portfolio.

Please take time to read the enclosed proxy statement which discusses these issues. If you were a shareholder on February 16, 1996, you may vote at the Special Meeting. If you cannot attend the Special Meeting, please vote on the enclosed card. Please be sure to sign the card and return it as soon as possible.



                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

                             [PROVIDIAN LETTERHEAD]





February 26, 1996



Dear Providian Marquee Customer:

Enclosed is a proxy statement regarding proposed changes to the following Quest for Value Accumulation Trust portfolios in Marquee Variable Annuity: Small
Cap and Managed Portfolios. As an investor in one or more of these portfolios, you have the opportunity to vote on the proposed changes by proxy or by attending the shareholder meeting April 15, 1996.

If you have questions about the proxy statement, please call our customer service providers toll-free at 1-800-866-6007 or Bernard H. Garil of OpCap Advisors, the Manager of Quest for Value Accumulation Trust at 1-800-207-6909.

Sincerely,



J.R. Pegues, III
Vice President







Providian Life and Health Insurance Company provides the Marquee Variable Annuity. Securities are offered through Providian Securities Corporation, 400 West Market Street, Louisville, KY 40202. Both are subsidiaries of Providian Corporation.

[Letterhead of IL Annuity and Insurance Company]

Dear Contract Owner:

As an Owner of a variable annuity contract (a "Contract") issued by IL Annuity and Insurance Company ("IL Annuity"), you have the right to instruct IL Annuity how to vote certain shares of the Managed Portfolio and the Small Cap Portfolio (the "Portfolios") of Quest for Value Accumulation Trust (the "Trust") at the April 15, 1996 special meeting of shareholders of the Trust (the "Special Meeting"). To assist you in giving those instructions, we have enclosed the following:

     (1)  A Notice of the Special Meeting;
     (2)  Voting Instruction Forms; and
     (3)  A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Special Meeting and the Proxy Statement for details regarding the purposes of the Special Meeting.

The primary purpose of the Special Meeting is to vote on the approval of an amendment to the Investment Advisory Agreement between OpCap Advisors (formerly known as Quest for Value Advisers) and the Trust. See the Proxy Statement for details.

IL Annuity is one of several shareholders of the Trust. Although you are not directly a shareholder of the Trust, some or all of your Contract Value is invested, as provided by your Contract, into one or both Portfolios of the Trust. Accordingly, you have the right under your Contract to instruct IL Annuity how to vote the portfolio shares that are attributable to your Contract.

To be given effect at the Special Meeting, a properly executed Voting Instruction Form must be received by the Proxy Tabulator at P.O. Box 9122, Hingham, Massachusetts 02043-9717, NO LATER THAN APRIL 10, 1996.

IF WE SO RECEIVE YOUR FORM AND A CHOICE AS TO ANY PROPOSAL IS NOT SPECIFIED IN IT, WE WILL VOTE SUCH SHARES "FOR" SUCH PROPOSAL.

We will vote the shares of each Portfolio for which timely voting instructions are not received in the same proportion as those shares attributable to each Portfolio for which timely instructions are received. Voting instructions to abstain on any item will be applied to reduce the total number of votes eligible to be cast on the issue. We will also vote each Portfolio's shares in our best judgment on any other matters which come before the Special Meeting.

The number of votes available to each Contract Owner will be calculated separately for each Portfolio and is determined as follows. For each Contract Owner, the number of votes in each Portfolio will be determined by dividing the amount of the

Owner's Contract value attributable to the Portfolio as of the record date by the net asset value of one share of such Portfolio on the record date. Fractional shares will be counted.

Please complete the Voting Instruction Forms and promptly return them by following the directions on the Forms. Your instructions to us are very important, and we would appreciate your return of the Forms as soon as possible.

Thank you for your prompt cooperation.

Very truly yours,



/s/Gregory J. Carney
Gregory J. Carney
President and Chief Executive Officer
IL Annuity and Insurance Company

              [Letterhead of Roy H. Bubbs, Senior Vice President
                        of CIGNA Individual Insurance]








February 26, 1996



Dear ACCRU Contract Owner:

    As a holder of Quest for Value Accumulation Trust units as of February 16, 1996, you are entitled to vote on the proposed changes in the Trust described in the enclosed proxy materials.


    We encourage you to review these materials and return the voting instruction form provided.


   Should you have any questions regarding this material, please contact the fund manager directly at:


                   OpCap Advisors             1-800-207-6909




Sincerely,



Enclosure

           [Letterhead of Providentmutual Life and Annuity Company of America]







Dear Contractowner:


     Enclosed is a proxy statement regarding changes to the Equity, Small Cap and Managed Portfolios of the Quest for Value Accumulation Trust. Among the changes are a management fee increase. As a Providentmutual Life and Annuity Company of America VIP/2 Contractowner with contract account values allocated to one or more of these portfolios as of February 16, 1996, you have the opportunity to vote at the upcoming Special Meeting of Shareholders of the Quest for Value Accumulation Trust.


     Please review the enclosed materials and complete, sign and return the voting instruction card as instructed.


     Thank you for your attention to this important matter.



                                       Sincerely,



                                       Insurance Company

[Letterhead of Mutual of New York]


                                                              February 26, 1996


     Deal ValueMaster Contractowner:

     Enclosed is proxy material regarding a proposed amendment to the Investment Advisory Agreement between Quest for Value Accumulation Trust (the "Trust") and the Trust's Manager, OpCap Advisors, formerly called Quest for Value Advisors, which, as described in the attached proxy statement, will increase the management fee paid by the Trust to OpCap Advisors for services rendered to the Equity, Small Cap and Managed Portfolios of the Trust while limiting the total operating expenses of all Portfolios of the Trust. As a ValueMaster contract owner with cash values allocated to subaccounts purchasing shares of one or more of these portfolios, we urge you to vote on the proposed changes by completing and returning the enclosed proxy card(s) in the accompanying return envelope at your earliest convenience or attending the shareholder meeting on April 15, 1996.

     If you have any questions regarding the above, please contact Bernard H. Garil at OpCap Advisors at 1-800-207-6909.


                                           Sincerely,

                                           Mutual of New York

                                                              February 26, 1996

                       QUEST FOR VALUE ACCUMULATION TRUST


     Dear Shareholder:

     Enclosed is a notice of Special Meeting of Shareholders of Quest for Value Accumulation Trust (the "Trust"), to be held on April 15, 1996 at 10:00 am at One World Financial Center, New York, NY on the 40th Floor (the "Meeting"). At the Meeting, contractowners of variable annuity and life insurance contracts with cash values allocated to the Equity, Small Cap, Managed and Global Equity Portfolios (collectively, the "Portfolios") will be asked to approve an amendment to the Investment Advisory
Agreement ("Amended Advisory Agreement") between the  Trust's Manager,
OpCap Advisors, formerly called Quest for Value Advisors, and the Trust, which, as described in the attached proxy statement, will increase the management fee paid by the Trust to OpCap Advisors for services rendered to the Portfolios while limiting the total operating expenses of the Portfolios. Furthermore, as indicated in the enclosed proxy statement, in connection with the Equity, Small Cap and Managed Portfolios, assuming approval of the Amended Advisory Agreement by the shareholders of each of these portfolios, effective May 1, 1996 through at least April 30, 1997, OpCap Advisors will voluntarily further limit the operating expenses of these portfolios.

     The Trust's Board of Trustees has approved the Amended Advisory Agreement and recommends that Shareholders of the Trust approve the Amended Advisory Agreement.

     NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT, YOUR VOTE IS IMPORTANT, SO PLEASE REVIEW THE PROXY STATEMENT CAREFULLY. BECAUSE IT IS IMPORTANT THAT
YOUR VOTE BE RECEIVED PRIOR TO THE MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ACCOMPANYING RETURN ENVELOPE AT YOUR EARLIEST CONVENIENCE.

     If you have any questions concerning the information contained in the proxy, please contact Bernard H. Garil at OpCap Advisors at 1-800-207-6909.

     Thank you for your cooperation.

                                      Sincerely,

                                      Joseph M. La Motta
                                      Chairman of the
                                      Board and President
                                      Quest for Value Accumulation Trust